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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                  FORM 8-K/A
                                Amendment No. 1
                         (Amending Items 7(a) and (b))




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 5, 1999
                                                          (June 30, 1999)

                               WORLD ACCESS, INC.
               (Exact Name of Registrant as Specified in Charter)



      DELAWARE                   0-29782                     58-2398004
     (State of            (Commission File No.)           (I.R.S. Employer
   Incorporation)                                        Identification No.)



                      945 E. PACES FERRY ROAD, SUITE 2200
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)


                                 (404) 231-2025
              (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

                  The historical financial statements of Comm/Net are not required to be filed with the Commission as Comm/Net does not represent a significant subsidiary at a 20% level as set forth in Rule 3-05 of Regulation S-X.

         (b)      Pro Forma Financial Information.

                  Pro forma financial information is not required to be filed with the Commission as Comm/Net does not represent a significant subsidiary at a 20% level as set forth in Rule 3-05 of Regulation S-X.

         (c)      Exhibits.


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EXHIBIT
NUMBER                                    DESCRIPTION

  2* Agreement and Plan of Reorganization, dated May 27, 1999, by and among WA Telcom Products Co., Inc., World Access, Inc., Comm/Net Holding Corporation, Enhanced Communications Corporation, Comm/Net Services Corporation, Long Distance Exchange Corporation, Gregory A. Somers, Kelli J. Somers, R. Scott Birdwell, Teleplus Telecommunications, Inc., Jeff Becker, Michael Billingsly, Chris Johns and Denny D. Somers. The following is a list of omitted schedules, exhibits and other attachments which World Access, Inc. agrees to furnish supplementally to the Commission upon request:

                  SCHEDULES TO AGREEMENT

                  1.1(a)      Assets
                  1.1(b)      Excluded Assets
                  1.4         Assumed Liabilities
                  3.1(a)      Qualification; Good Standing
                  3.1(b)      Subsidiaries
                  3.1(d)      Officers and Directors
                  3.2         Authorized and Outstanding Stock
                  3.4         Financial Statements
                  3.5         Undisclosed Liabilities
                  3.7(a)      Real and Personal Property
                  3.7(b)(1)   Permitted Liens
                  3.7(b)(2)   Off-Premise Property
                  3.7(c)      Other Property Restrictions
                  3.8         Leases
                  3.9         Indebtedness
                  3.10(a)     Patents, Trademarks, etc.
                  3.10(b)     Software and Databases
                  3.11        Litigation
                  3.12        Salaried Employees
                  3.13        Employee Benefit Plans
                  3.14        Collective Bargaining
                  3.16        Bank Accounts
                  3.17        Investments
                  3.18        Tax Matters
                  3.20        Licenses and Permits
                  3.21        Insurance Policies
                  3.22        Major Suppliers and Customers
                  3.23        Contracts and Commitments
                  3.24        No Conflict
                  3.25        Agreements in Full Force and Effect
                  3.26        Required Consents and Approvals
                  3.27        Certain Changes and Events
                  3.28        Accounts Receivable
                  4.3         No Conflict
                  4.5         Capitalization
                  11.11(a)    Brokerage
                  11.11(b)    Brokerage


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                  EXHIBITS TO AGREEMENT

                  C           Non-Competition Agreements

                  OTHER ATTACHMENTS

                  Letter dated June 30, 1999 regarding post-closing purchase price adjustments

  4.1* Certificate of Designation of 4.25% Cumulative Junior Convertible Preferred Stock, Series B.

  4.2* Registration Rights Agreement, dated June 30, 1999, by and among Comm/Net Holding Corporation, Gregory A Somers, Kelli
                  J. Somers, R. Scott Birdwell, Teleplus Telecommunications, Inc., Chris Johns, Jeff Becker, Michael Billingsly and World Access, Inc.

   99* Press Release dated July 1, 1999 announcing the acquisition of substantially all of the assets of the Comm/Net group of companies.

________________________

* Incorporated by reference from our Current Report on Form 8-K filed on July 14, 1999.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                            WORLD ACCESS, INC.




Date: October 5, 1999                       By: /s/ MARTIN D. KIDDER
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                                            Martin D. Kidder
                                            Vice President and Controller


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